UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2016

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Changes in Fiscal Year.

On March 16, 2016, the Board of Directors (the "Board") of Minerals Technologies Inc. (the "Company") amended Article II, Section 1 of the Company's By-Laws ("Amended and Restated Bylaws") to implement majority voting for the election of directors in uncontested elections. In such elections, each director will be elected by the vote of the majority of the votes cast with respect to the director, where the votes cast includes votes to withhold authority and votes against and "no" votes but excludes abstentions.  In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors.  In addition, Article II, Section 16 of the Amended and Restated Bylaws was amended to provide that any nominee will be required to provide a written representation that, if elected, he or she will comply with all of the Company's corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Company policies and guidelines applicable to the directors.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws of Minerals Technologies Inc., as amended and restated effective March 16, 2016, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the adoption of the Amended and Restated Bylaws, the Board amended the Company's Corporate Governance Guidelines to provide that a nominee for director who is an incumbent director must tender to the Chairman of the Corporate Governance and Nominating Committee his or her resignation from the Board if the nominee does not receive the required majority vote in an uncontested election. The Corporate Governance and Nominating Committee will then make a recommendation to the full Board to accept or reject the resignation. The Board will act on the Committee's recommendation within 90 days after the date of the stockholders' meeting where the election occurred.  The Company will promptly publicly disclose the Board's decision (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits

		3.1	By-Laws of Minerals Technologies Inc., as amended and restated effective March 16, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel, Human Resources, Secretary and Chief Compliance Officer

Date: March 17, 2016

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

3.1	By-Laws of Minerals Technologies Inc., as amended and restated effective March 16, 2016.